DIVESTITURES	12 Months Ended
Dec. 31, 2012
DIVESTITURES

NOTE 6. DIVESTITURES

IAHGames

In July 2012, we entered into agreements to sell 100 percent of the shares of Spring Asia, an investment holding company which owns 30 percent of the shares of GFI, to IAHGames, as well as a 60 percent ownership in IAHGames (with a 20 percent ownership of IAHGames retained by us) to IAHGames’ management and Management Capital International Limited (“MCIL”), a British Virgin Islands company owned by IAHGames’ management.

In consideration for the sale of IAHGames and Spring Asia, we are to receive $3 million in cash. The consideration is to be collected in four equal installments, with the first due upon closing, the second due in October 2012, the third due in January 2013 and the fourth due in April 2013. The payments are collateralized by the shares of Spring Asia and are only released from the escrow in proportion to the payment made upon each installment. The first installment of $750 thousand was received upon the closing on August 15, 2012. However, the buyer has defaulted on the remaining three installments. We have provided IAHGames sufficient payment demand notices, and also granted the buyer a 90-day curing period for each defaulted payment following the due dates for each of the respective installments. Additionally, we have also provided notices upon the expiration of each of the 90-day curing period of our intention to enforce repossession rights on the proportionate shares held by the escrow agent. The curing period of the last installment will expire on July 2, 2013. (See Note 29, “Subsequent Event”, for additional information.)

Our Company accounted for the deconsolidation of and the retained noncontrolling investment in IAHGames in August 2012 at fair value. Considering the uncertainty as to the collectability of the remaining three installments, we deferred the disposal gain of $211 thousand against the consideration installments receivable of $2,250 thousand as of December 31, 2012. The deferred gain is measured as the difference between:

(In US$ thousand)	Amount
The fair value of consideration received and receivable, net of any transaction costs, plus	$3,000
The fair value of the 20% retained noncontrolling investment in IAH at the date of deconsolidation	—

3,000

The carrying amount (credit balance) of IAHGames at the date of deconsolidation	(14,536)
Net receivables due to GigaMedia from IAHGames waived upon the closing of the sale	17,542
Other comprehensive income component of equity related to IAHGames at the date of the deconsolidation	(217)

2,789

Deferred gain on deconsolidation of IAH	$211

JIDI Network Technology (Shanghai) Co., Ltd. (“JIDI”)

In June 2012, our board of directors approved a plan to liquidate and dissolve JIDI, a wholly-owned subsidiary, and Shanghai JIDI, a VIE controlled through a series of contractual arrangements.

Results for JIDI and Shanghai JIDI operations are reported as discontinued operations for all periods presented. The carrying amounts of the remaining assets and liabilities of JIDI and Shanghai JIDI were not significant to our Consolidated Financial Statements as of December 31, 2012, and we recorded a loss of approximately $588 thousand in connection with the disposal of property, plant and equipment, which is included within discontinued operations. Summarized selected financial information for discontinued operations of JIDI and Shanghai JIDI are as follows:

(in US$ thousands)	2011	2012
Revenue	$29	$100

Loss from discontinued operations before tax	$(4,240)	$(2,521)
Income tax expense	—	—

Loss from discontinued operations	$(4,240)	$(2,521)

Gaming software and service business

On December 15, 2009, we entered into an agreement with BEG to sell 60 percent of substantially all of the assets and liabilities of our gaming software and service business for approximately $100 million in cash, subject to certain adjustments. The closing of the sale occurred on April 8, 2010. The sale resulted in the recognition of a gain of $79.1 million, net of transaction costs. The sale of the remaining 40 percent was subject to a put and call mechanism in place between GigaMedia and BEG, as defined in the agreement. GigaMedia had the option to put all or part of its remaining 40 percent to BEG in each of 2013, 2014, and 2015 at a value considering all relevant facts and circumstances after the end of each year. If the put option owned by GigaMedia was not fully exercised, BEG would have the option to call the remaining interest held by GigaMedia in each of 2015 and 2016.

We deconsolidated the gaming software and service business and recognized a gain when we completed the sale of 60 percent of substantially all of the assets and liabilities to BEG on April 8, 2010, the date on which our Company ceased to have a controlling financial interest. The remaining ownership we retained in the gaming software and service business, a 40 percent, later diluted to 33.66 percent interest had been accounted for under the equity method accounting from April 2010 to July 2012, when we entered into another agreement with BEG to sell our remaining ownership interest in the gaming software and service business for a consideration of $1.7 million. Of this consideration, $985 thousand was paid to us in cash, while the remainder related to the extinguishment of a 2009 tax liability. The closing of the sale occurred in August 2012. The sale resulted in the recognition of a gain of $2.5 million, net of transaction costs.

Our Company accounted for the deconsolidation of the gaming software and service business in 2010 at fair value and recognized a gain of $79.1 million measured as the difference between:

(In US$ thousands)	2010
The fair value of any consideration received, including purchase price adjustments, net of any transaction costs	$82,984
The fair value of the 40% retained noncontrolling investment in the gaming software and service business at the date the business was deconsolidated	54,240
Less : The carrying amount of the gaming software and service business at the date of the deconsolidation	(58,084)

Gain on deconsolidation of the gaming software and services business	$79,140